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                                                                      Exhibit 21
                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2004

Subsidiaries                                                                                         Jurisdiction of Incorporation
------------                                                                                         -----------------------------

BlueStar Battery Systems International Corp. * ...........................................................................(Canada)
Delphi Automotive Systems (Holding), Inc. * ............................................................................(Delaware)
    Arabian Battery Holding Company ....................................................................................(Delaware)
        Middle East Battery Company ** .............................................................................(Saudi Arabia)
    Battery Technology Services, Inc. ..................................................................................(Delaware)
    Bujias Mexicanas, S.A. de C.V. ** ....................................................................................(Mexico)
    Calsonic Harrison Co., Ltd. ** ........................................................................................(Japan)
    Closed Joint Stock Company PES/SCC ** ....................................................................(Russian Federation)
    Daesung Electric Co., Ltd. ** .........................................................................................(Korea)
    Delkor Corporation ** .................................................................................................(Korea)
    Delphi Automotive Systems (Netherlands) B.V. ....................................................................(Netherlands)
    Delphi Automotive Systems Australia Ltd. ..........................................................................(Australia)
    Delphi Automotive Systems do Brasil Ltda. * ..........................................................................(Brazil)
        BGMD Servicos Automotivos Ltda. ** ...............................................................................(Brazil)
        Noteco Comercio e Participacoes Ltda. + ..........................................................................(Brazil)
    Delphi Automotive Systems Espana S.L. .................................................................................(Spain)
    Delphi Automotive Systems Holding GmbH ..............................................................................(Austria)
        Delphi Automotive Systems Vienna GmbH ...........................................................................(Austria)
    Delphi Automotive Systems International, Inc. ......................................................................(Delaware)
    Delphi Automotive Systems Japan, Ltd. .................................................................................(Japan)
    Delphi Automotive Systems Korea, Inc. ..............................................................................(Delaware)
    Delphi Automotive Systems Limited Sirketi * ..........................................................................(Turkey)
    Delphi Automotive Systems Maroc + ...................................................................................(Morocco)
    Delphi Automotive Systems Overseas Corporation .....................................................................(Delaware)
    Delphi Automotive Systems Philippines, Inc. + ...................................................................(Philippines)
    Delphi Automotive Systems Private Ltd. * ..............................................................................(India)
    Delphi Automotive Systems Singapore Pte Ltd .......................................................................(Singapore)
        Delphi (China) Technical Centre Co. Ltd. * ....................................................(Peoples Republic of China)
        Delphi Automotive Systems (Thailand) Ltd. * + ..................................................................(Thailand)
        Delphi Automotive Systems Singapore Investments Pte Ltd .......................................................(Singapore)
           Delphi-TVS Diesel Systems Ltd ** ...............................................................................(India)
        Delphi Delco Electronic Systems Suzhou Co., Ltd. ..............................................(Peoples Republic of China)
        Delphi Electronic Suzhou Co. Ltd. .............................................................(Peoples Republic of China)
        Delphi Packard Electric Systems Company Ltd. ** ...............................................(Peoples Republic of China)
        Delphi Shanghai Dynamics and Propulsion Systems Co., Ltd. .....................................(Peoples Republic of China)
        Shanghai Delphi Emission Control Systems Company, Ltd. ** .....................................(Peoples Republic of China)
    Delphi Automotive Systems Sweden AB ..................................................................................(Sweden)
    Delphi Automotive Systems UK Limited ......................................................................(England and Wales)
        Delphi Lockheed Automotive Limited ....................................................................(England and Wales)
           Delphi Lockheed Automotive Pension Trustees Limited ................................................(England and Wales)
        DEOC Pension Trustees Limited .........................................................................(England and Wales)
    Delphi Belgium N.V. * ...............................................................................................(Belgium)
    Delphi Canada Inc. ..................................................................................................(Ontario)
    Delphi Catalyst South Africa (Proprietary) Limited .............................................................(South Africa)
    Delphi China LLC ...................................................................................................(Delaware)
        Beijing Delphi Wan Yuan Engine Management Systems Company, Ltd. ** ............................(Peoples Republic of China)
        Delphi Automotive Systems (China) Holding Company Limited .....................................(Peoples Republic of China)



*  - Shares of this subsidiary are owned by more than one Delphi company
** - Joint Venture
+  - Additional minority interest in this subsidiary is owned by non-Delphi
     affiliates                                                                1

                               Delphi Corporation
                                  Subsidiaries
                             as of December 31, 2004

Subsidiaries                                                                                         Jurisdiction of Incorporation
------------                                                                                         -----------------------------

           Beijing Delphi Technology Development Company, Ltd. ........................................(Peoples Republic of China)
           Shanghai Delphi Automotive Air-conditioning Systems Co., Ltd. ** ...........................(Peoples Republic of China)
           Shanghai-Delphi Automotive Door Systems Co., Ltd. ** .......................................(Peoples Republic of China)
        Delphi Saginaw Lingyun Drive Shaft Co., Ltd. ** ...............................................(Peoples Republic of China)
        Shanghai Delphi International Battery Co., Ltd. ** ............................................(Peoples Republic of China)
    Delphi Controladora, S.A. de C.V. * ..................................................................................(Mexico)
        Centro Tecnico Herramental, S.A. de C.V. * .......................................................................(Mexico)
        Condura, S. de R.L. * ............................................................................................(Mexico)
        Controladora Chihuahuense, S. de R.L. de C.V. * ..................................................................(Mexico)
        Controladora de Alambrados y Circuitos, S. de R.L. de C.V. * .....................................................(Mexico)
           Alambrados y Circuitos Electricos, S.A. de C.V. * .............................................................(Mexico)
        Controladora de Rio Bravo, S. de R.L. de C.V. * ..................................................................(Mexico)
        Controladora Vesfron, S. de R.L. de C.V. * .......................................................................(Mexico)
        Delphi Administracion, S.A. de C.V. * ............................................................................(Mexico)
        Delphi Alambrados Automotrices, S.A. de C.V. * ...................................................................(Mexico)
        Delphi Automotive Systems, S.A. de C.V. * ........................................................................(Mexico)
        Delphi Automotive Systems/Ashimori de Mexico, S.A. de C.V. ** ....................................................(Mexico)
        Delphi Cableados, S.A. de C.V. * .................................................................................(Mexico)
        Delphi de Mexico, S.A. de C.V. * .................................................................................(Mexico)
        Delphi Diesel Systems Corporativo IDSA, S.A. de C.V. * ...........................................................(Mexico)
           Delphi Diesel Body Systems Mexico, S.A. de C.V. * .............................................................(Mexico)
           Delphi Diesel Systems, S.A. de C.V. * .........................................................................(Mexico)
        Delphi Diesel Systems Service Mexico, S.A. de C.V. ** ............................................................(Mexico)
        Delphi Ensamble de Cables y Componentes, S. de R.L. de C.V. * ....................................................(Mexico)
        Delphi Interior Systems de Mexico, S.A. de C.V. * ................................................................(Mexico)
        Delphi Sistemas de Energia, S.A. de C.V. + .......................................................................(Mexico)
        Katcon, S.A. de C.V. ** ..........................................................................................(Mexico)
        Productos Delco de Chihuahua, S.A. de C.V. * .....................................................................(Mexico)
        Rio Bravo Electricos, S.A. de C.V. + .............................................................................(Mexico)
        Sistemas Electricos y Conmutadores, S.A. de C.V. * ...............................................................(Mexico)
    Delphi Deutschland Technologies GmbH ............................................................(Federal Republic of Germany)
    Delphi Diesel Systems do Brasil Ltda. * ..............................................................................(Brazil)
    Delphi Diesel Systems Limited .............................................................................(England and Wales)
        Delphi Diesel Systems Pension Trustees Limited ........................................................(England and Wales)
    Delphi Diesel Systems Pakistan (Private) Limited * .................................................................(Pakistan)
    Delphi Holding Hungary Asset Management Limited Liability Company * .................................................(Hungary)
        Delphi-Calsonic Hungary Manufacturing Limited Liability Company ** ..............................................(Hungary)
    Delphi Insurance Limited ............................................................................................(Ireland)
    Delphi International Holdings Corp. ................................................................................(Delaware)
    Delphi International Holdings Corporation Luxembourg S.C.S. * ....................................................(Luxembourg)
        Delphi Holdings Luxembourg S.ar.l. ...........................................................................(Luxembourg)
           Delphi Automotive Systems - Portugal S.A. ...................................................................(Portugal)
           Delphi Automotive Systems Deutschland Verwaltungs GmbH ...................................(Federal Republic of Germany)
           Delphi Delco Electronics Europe GmbH .....................................................(Federal Republic of Germany)
               FUBA Automotive GmbH & Co. KG * ......................................................(Federal Republic of Germany)
               Grundig Car InterMedia System GmbH ...................................................(Federal Republic of Germany)
                  Grundig Sistemas de Electronica, Lda., Portugal * ....................................................(Portugal)



*  - Shares of this subsidiary are owned by more than one Delphi company
** - Joint Venture
+  - Additional minority interest in this subsidiary is owned by non-Delphi
     affiliates                                                                2

                               Delphi Corporation
                                  Subsidiaries
                            as of December 31, 2004



Subsidiaries                                                                                         Jurisdiction of Incorporation
------------                                                                                         -----------------------------

           Delphi Deutschland GmbH * ................................................................(Federal Republic of Germany)
               Unterstutzungsgesellschaft der Kabelwerke Reinshagen GmbH ............................(Federal Republic of Germany)
           Delphi France Holding SAS .....................................................................................(France)
               Delphi Automotive Systems Cinq SAS ........................................................................(France)
               Delphi Automotive Systems Deux SAS ........................................................................(France)
               Delphi Automotive Systems Huit SAS ........................................................................(France)
               Delphi Automotive Systems Luxembourg S.A. * ...........................................................(Luxembourg)
               Delphi Automotive Systems Neuf SAS ........................................................................(France)
               Delphi Automotive Systems Trois SAS .......................................................................(France)
               Delphi Calsonic Compressors, S.A.S. ** ....................................................................(France)
               Delphi Catalyst France SAS ................................................................................(France)
               Delphi Diesel Systems France SAS ..........................................................................(France)
               Delphi Diesel Systems Korea Ltd. ** ........................................................................(Korea)
               Delphi Diesel Systems S.L. .................................................................................(Spain)
               Delphi France SAS .........................................................................................(France)
               Delphi Harrison Calsonic, S.A. * ** .......................................................................(France)
               Delphi Italia Automotive Systems S.r.l. * ......................................................(Republic of Italy)
                  Diavia Aire, S.A. ** ....................................................................................(Spain)
               DRB s.a./n.v. ** .........................................................................................(Belgium)
           Delphi Holding GmbH ..........................................................................................(Austria)
               Delphi Packard Austria GmbH & Co. KG * ...................................................................(Austria)
                  Delphi Packard Hungary Kft ............................................................................(Hungary)
    Delphi International Services, Inc. ................................................................................(Delaware)
    Delphi Korea Corporation * ............................................................................................(Korea)
    Delphi Otomotiv Sistemleri Sanayi ve Ticaret Anonim Sirket * ** ......................................................(Turkey)
    Delphi Packard Electric (Malaysia) Sdn. Bhd. ** ....................................................................(Malaysia)
    Delphi Packard Electric Ceska Republika, S.R.O. ..............................................................(Czech Republic)
        Delphi Czech Republic, k.s. * ............................................................................(Czech Republic)
    Delphi Packard Electric Sielin Argentina S.A. * ...................................................................(Argentina)
    Delphi Packard Espana, SLU ............................................................................................(Spain)
    Delphi Packard Romania SRL * ........................................................................................(Romania)
    Delphi Poland S.A. ...................................................................................................(Poland)
    Delphi Polska Automotive Systems Sp z.o.o. ...........................................................................(Poland)
    Delphi Saginaw Steering Systems UK Limited ................................................................(England and Wales)
    Delphi Slovensko s.r.o. .....................................................................................(Slovak Republic)
    Delphi Tychy Sp. z o.o. ..............................................................................................(Poland)
    KDS Company, Ltd. ** ..................................................................................................(Korea)
    Korea Delphi Automotive Systems Corporation * ** ......................................................................(Korea)
    P.T. Delphi Automotive Systems Indonesia * ........................................................................(Indonesia)
    Packard Korea Incorporated ** .........................................................................................(Korea)
    Promotora de Partes Electricas Automotrices S.A. de C.V. ** ..........................................................(Mexico)
Delphi Automotive Systems Global (Holding), Inc. .......................................................................(Delaware)
Delphi Automotive Systems Human Resources LLC ..........................................................................(Delaware)
Delphi Automotive Systems LLC ..........................................................................................(Delaware)
    AMBRAKE Corporation ** .............................................................................................(Delaware)
    Arabian Financing Company ..........................................................................................(Delaware)
    Automotive Battery Manufacturing, Inc. * ...........................................................................(Delaware)
        Empresas Ca-Le de Tlaxcala, S.A. de C.V. * .......................................................................(Mexico)
    Delco Electronics LLC ..............................................................................................(Delaware)
        CEI Co., Ltd. ** ..............................................................................................(Tennessee)
        Delco Electronics Overseas Corporation .........................................................................(Delaware)




*  - Shares of this subsidiary are owned by more than one Delphi company
** - Joint Venture
+  - Additional minority interest in this subsidiary is owned by non-Delphi
     affiliates                                                                3

                               Delphi Corporation
                                  Subsidiaries
                            as of December 31, 2004

Subsidiaries                                                                                         Jurisdiction of Incorporation
------------                                                                                         -----------------------------

        Delphi Delco Electronics de Mexico, S.A. de C.V. * ...............................................................(Mexico)
        Delphi Electronics (Holding) LLC ...............................................................................(Delaware)
           Shanghai Delco Electronics & Instrumentation Co., Ltd. ** ..................................(Peoples Republic of China)
        Delphi Liquidation Holding Company .............................................................................(Delaware)
        Delphi Technologies, Inc. ......................................................................................(Delaware)
        Famar do Brasil Comercio e Representacao Ltda. ** ................................................................(Brazil)
        HE Microwave LLC ** ............................................................................................(Delaware)
        Holdcar S.A. + ................................................................................................(Argentina)
           Electrotecnica Famar S.A.C.I.I.E. ** .......................................................................(Argentina)
           Famar Fueguina, S.A. ** ....................................................................................(Argentina)
        Mecel AB .........................................................................................................(Sweden)
        MobileAria, Inc. ** ............................................................................................(Delaware)
    Delphi Automotive Systems - Ashimori LLC ** ........................................................................(Michigan)
    Delphi Automotive Systems Risk Management Corp. ....................................................................(Delaware)
    Delphi Automotive Systems Tennessee, Inc. ..........................................................................(Delaware)
        PBR  Knoxville L.L.C. ** .......................................................................................(Delaware)
    Delphi Battery Corporation .........................................................................................(Michigan)
    Delphi Diesel Systems Corp. ........................................................................................(Delaware)
    Delphi Furukawa Wiring Systems LLC ** ..............................................................................(Delaware)
    Delphi Integrated Service Solutions, Inc. ..........................................................................(Michigan)
        Aspire, Inc.  ..................................................................................................(Michigan)
    Delphi LLC        ..................................................................................................(Delaware)
    Delphi Mechatronic Systems, Inc. ...................................................................................(Delaware)
    Delphi Medical Systems Corporation .................................................................................(Delaware)
        Delphi Medical Systems Colorado Corporation ....................................................................(Colorado)
    Delphi Receivables LLC .............................................................................................(Delaware)
    DREAL, Inc.       ..................................................................................................(Delaware)
    EnerDel, Inc. **  ..................................................................................................(Delaware)
    Exhaust Systems Corporation ........................................................................................(Delaware)
        ASEC Manufacturing General Partnership * .......................................................................(Delaware)
           AS Catalizadores Ambientales S.A. de C.V. * ...................................................................(Mexico)
           ASEC Manfacturing (Thailand) Ltd. + .........................................................................(Thailand)
        ASEC Private Limited ..............................................................................................(India)
        ASEC Sales General Partnership * ...............................................................................(Delaware)
        Environmental Catalysts, LLC ...................................................................................(Delaware)
    Packard Hughes Interconnect Company ................................................................................(Delaware)
        Delphi Connection Systems ....................................................................................(California)
           Delphi Connection Systems - Tijuana, S.A. de C.V. * ...........................................................(Mexico)
        Delphi Connection Systems - Tijuana, S.A. de C.V. * ..............................................................(Mexico)
    Specialty Electronics, Inc. ..................................................................................(South Carolina)
        Specialty Electronics (Singapore) Pte Ltd. ....................................................................(Singapore)
        Specialty Electronics International Ltd. .................................................................(Virgin Islands)
Delphi Automotive Systems Services LLC * ...............................................................................(Delaware)
Delphi Foreign Sales Corporation .................................................................................(Virgin Islands)
Delphi Services Holding Corporation ....................................................................................(Delaware)
Delphi Trust I        ..................................................................................................(Delaware)
Delphi Trust II       ..................................................................................................(Delaware)
DuraSwitch Industries, Inc. ** ...........................................................................................(Nevada)


*  - Shares of this subsidiary are owned by more than one Delphi company
** - Joint Venture
+  - Additional minority interest in this subsidiary is owned by non-Delphi
     affiliates                                                                4